UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
Form N-CSR
CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES
Investment Company Act File Number: 811-22044
Eaton Vance Risk-Managed Diversified Equity Income Fund
(Exact Name of Registrant as Specified in Charter)
Two International Place, Boston, Massachusetts 02110
(Address of Principal Executive Offices)
Maureen A. Gemma
Two International Place, Boston, Massachusetts 02110
(Name and Address of Agent for Services)
(617) 482-8260
(Registrant’s Telephone Number)
December 31
Date of Fiscal Year End
June 30, 2011
Date of Reporting Period

Item 1. Reports to Stockholders

Eaton Vance Risk-Managed Diversified Equity Income Fund (ETJ) Semiannual Report June 30, 2011

Managed Distribution Plan. On March 10, 2009, the Fund received authorization from the Securities and Exchange Commission to distribute long-term capital gains to shareholders more frequently than once per year. In this connection, the Board of Trustees formally approved the implementation of a Managed Distribution Plan (MDP) to make quarterly cash distributions to common shareholders, stated in terms of a fixed amount per common share.

The Fund intends to pay quarterly cash distributions equal to $0.3195 per share. You should not draw any conclusions about the Fund’s investment performance from the amount of these distributions or from the terms of the MDP. The MDP will be subject to regular periodic review by the Fund’s Board of Trustees.

With each distribution, the Fund will issue a notice to shareholders and an accompanying press release which will provide detailed information required by the Fund’s exemptive order. The Fund’s Board of Trustees may amend or terminate the MDP at any time without prior notice to Fund shareholders. However, at this time there are no reasonably foreseeable circumstances that might cause the termination of the MDP.

Fund shares are not insured by the FDIC and are not deposits or other obligations of, or guaranteed by, any depository institution. Shares are subject to investment risks, including possible loss of principal invested.

Semiannual Report June 30, 2011
Eaton Vance
Risk-Managed Diversified Equity Income Fund
Table of Contents

Performance	2

Fund Profile	3

Endnotes and Additional Disclosures	4

Financial Statements	5

Annual Meeting of Shareholders	18

Board of Trustees’ Contract Approval	19

Officers and Trustees	22

Important Notices	23

Eaton Vance
Risk-Managed Diversified Equity Income Fund
June 30, 2011

Performance

Portfolio Managers Walter A. Row, III, CFA, CMT; Michael A. Allison, CFA

New York Stock Exchange (NYSE) Symbol
Inception Date (7/31/07)	ETJ

% Average Annual Total Returns at net asset value (NAV)

Six Months	0.85
One Year	6.12
Since Inception[1]	3.07

% Average Annual Total Returns at market price, NYSE

Six Months	-0.16
One Year	-11.80
Since Inception[1]	0.58

% Premium/Discount to NAV (6/30/11)	-9.14

Distributions

Total Distributions per share (12/31/10 — 6/30/11)	$0.639
Distribution Rate at NAV[2]	9.20%
Distribution Rate at market price[2]	10.13%

Comparative Performance[3]	% Return

S&P 500 Index

Six Months	6.02
One Year	30.69
Since Inception (7/31/07)	-0.27

CBOE S&P 500 BuyWrite Index

Six Months	2.42
One Year	19.52
Since Inception (7/31/07)	0.56
See Endnotes and Additional Disclosures on page 4.
Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in NAV or market price (as applicable) with all distributions reinvested. Fund performance at market price will differ from its results at NAV due to factors such as changing perceptions about the Fund, market conditions, fluctuations in supply and demand for Fund shares, or changes in Fund distributions. Investment return and principal value will fluctuate so that shares, when sold, may be worth more or less than their original cost. Performance less than one year is cumulative. Performance is for the stated time period only; due to market volatility, current Fund performance may be lower or higher than the quoted return. For performance as of the most recent month end, please refer to www.eatonvance.com.

Eaton Vance
Risk-Managed Diversified Equity Income Fund
June 30, 2011
Fund Profile
Sector Allocation (% of total investments)4
Top 10 Holdings (% of total investments)4

Apple, Inc.	3.1
QUALCOMM, Inc.	2.9
Exxon Mobil Corp.	2.7
UnitedHealth Group, Inc.	2.3
Illinois Tool Works, Inc.	2.2
International Business Machines Corp.	2.1
JPMorgan Chase & Co.	2.1
Accenture PLC, Class A	2.1
PepsiCo, Inc.	2.1
Oracle Corp.	2.0

Total % of total investments	23.6

See Endnotes and Additional Disclosures on page 4.

Eaton Vance
Risk-Managed Diversified Equity Income Fund
June 30, 2011
Endnotes and Additional Disclosures

1.	During the year ended December 31, 2008, the Fund elected to retain a portion of its realized long-term gains and pay the required federal corporate income tax on such amount. The total returns include the economic benefit to common shareholders of the tax credit or refund available to them, which equaled their pro rata share of the tax paid by the Fund. If this benefit were not included, the returns would have been 2.16% (at NAV) and -0.31% (at market price).

2.	The Distribution Rate is based on the Fund’s last regular distribution per share in the period (annualized) divided by the Fund’s NAV or market price at the end of the period. The Fund’s distributions may be comprised of ordinary income, net realized capital gains and return of capital.

3.	S&P 500 Index is an unmanaged index of large-cap stocks commonly used as a measure of U.S. stock market performance. CBOE S&P 500 BuyWrite Index measures the performance of a hypothetical buy-write strategy on the S&P 500 Index. Unless otherwise stated, indices do not reflect any applicable sales charges, commissions, leverage, taxes or other expenses of investing. It is not possible to invest directly in an index.

4.	Depictions do not reflect the Fund’s options positions. Excludes cash and cash equivalents.
Fund profile subject to change due to active management.

Eaton Vance
Risk-Managed Diversified Equity Income Fund

June 30, 2011

Portfolio of Investments (Unaudited)

Common Stocks — 95.9%

Security	Shares	Value

Aerospace & Defense — 1.5%

United Technologies Corp.	168,542	$14,917,652

		$14,917,652

Automobiles — 1.2%

Ford Motor Co.(1)	870,048	$11,997,962

		$11,997,962

Beverages — 4.1%

Coca-Cola Co. (The)	307,888	$20,717,783
PepsiCo, Inc.	301,620	21,243,097

		$41,960,880

Biotechnology — 0.9%

Celgene Corp.(1)	144,232	$8,700,074

		$8,700,074

Capital Markets — 0.7%

Goldman Sachs Group, Inc. (The)	57,345	$7,632,046

		$7,632,046

Chemicals — 1.9%

Monsanto Co.	261,799	$18,990,899

		$18,990,899

Commercial Banks — 3.4%

KeyCorp	946,382	$7,883,362
PNC Financial Services Group, Inc.	127,301	7,588,413
Wells Fargo & Co.	660,800	18,542,048

		$34,013,823

Communications Equipment — 4.8%

Harris Corp.	217,523	$9,801,587
JDS Uniphase Corp.(1)	564,047	9,397,023
QUALCOMM, Inc.	525,784	29,859,273

		$49,057,883

Computers & Peripherals — 3.2%

Apple, Inc.(1)	95,345	$32,004,456

		$32,004,456

Construction & Engineering — 1.8%

Fluor Corp.	280,415	$18,131,634

		$18,131,634

Consumer Finance — 0.7%

American Express Co.	142,458	$7,365,079

		$7,365,079

Diversified Financial Services — 4.5%

Citigroup, Inc.	298,165	$12,415,591
JPMorgan Chase & Co.	533,198	21,829,126
Moody’s Corp.	291,840	11,192,064

		$45,436,781

Diversified Telecommunication Services — 2.8%

AT&T, Inc.	504,469	$15,845,371
CenturyLink, Inc.	195,299	7,895,939
Verizon Communications, Inc.	119,586	4,452,187

		$28,193,497

Electric Utilities — 1.0%

American Electric Power Co., Inc.	142,399	$5,365,594
PPL Corp.	181,134	5,040,959

		$10,406,553

Electrical Equipment — 0.5%

Emerson Electric Co.	92,774	$5,218,537

		$5,218,537

Electronic Equipment, Instruments & Components — 1.3%

Corning, Inc.	753,475	$13,675,571

		$13,675,571

Energy Equipment & Services — 2.2%

Halliburton Co.	215,263	$10,978,413
Schlumberger, Ltd.	126,036	10,889,510

		$21,867,923

Food & Staples Retailing — 1.0%

Costco Wholesale Corp.	127,645	$10,369,880

		$10,369,880

See Notes to Financial Statements.

Eaton Vance
Risk-Managed Diversified Equity Income Fund

June 30, 2011

Portfolio of Investments (Unaudited) — continued

Security	Shares	Value

Health Care Equipment & Supplies — 3.8%

Covidien PLC	239,110	$12,727,825
St. Jude Medical, Inc.	353,474	16,853,641
Varian Medical Systems, Inc.(1)	122,960	8,609,659

		$38,191,125

Health Care Providers & Services — 7.3%

AmerisourceBergen Corp.	407,408	$16,866,691
DaVita, Inc.(1)	90,376	7,827,465
Fresenius Medical Care AG & Co. KGaA ADR	149,518	11,168,995
HCA Holdings, Inc.(1)	438,536	14,471,688
UnitedHealth Group, Inc.	449,514	23,185,932

		$73,520,771

Hotels, Restaurants & Leisure — 1.8%

McDonald’s Corp.	216,529	$18,257,725

		$18,257,725

Household Products — 1.9%

Procter & Gamble Co.	295,749	$18,800,764

		$18,800,764

Industrial Conglomerates — 1.4%

General Electric Co.	744,053	$14,032,840

		$14,032,840

Insurance — 2.1%

Aflac, Inc.	108,712	$5,074,676
Lincoln National Corp.	216,483	6,167,601
MetLife, Inc.	232,848	10,215,042

		$21,457,319

Internet & Catalog Retail — 3.4%

Amazon.com, Inc.(1)	85,944	$17,574,688
Netflix, Inc.(1)	27,969	7,347,177
Priceline.com, Inc.(1)	19,284	9,872,058

		$34,793,923

Internet Software & Services — 1.0%

Google, Inc., Class A(1)	19,349	$9,797,947

		$9,797,947

IT Services — 4.3%

Accenture PLC, Class A	360,307	$21,769,749
International Business Machines Corp.	128,006	21,959,429

		$43,729,178

Machinery — 4.1%

Danaher Corp.	366,485	$19,420,040
Illinois Tool Works, Inc.	398,115	22,489,516

		$41,909,556

Media — 1.8%

Comcast Corp., Class A	709,542	$17,979,794

		$17,979,794

Metals & Mining — 2.1%

Cliffs Natural Resources, Inc.	92,733	$8,573,166
Freeport-McMoRan Copper & Gold, Inc.	157,351	8,323,868
Goldcorp, Inc.	90,169	4,352,457

		$21,249,491

Multi-Utilities — 0.9%

PG&E Corp.	217,452	$9,139,508

		$9,139,508

Multiline Retail — 0.8%

Macy’s, Inc.	281,286	$8,224,803

		$8,224,803

Oil, Gas & Consumable Fuels — 9.3%

Alpha Natural Resources, Inc.(1)	118,618	$5,390,002
Apache Corp.	88,439	10,912,488
ConocoPhillips	209,157	15,726,515
Exxon Mobil Corp.	344,552	28,039,642
Hess Corp.	158,988	11,885,943
Occidental Petroleum Corp.	76,058	7,913,074
Peabody Energy Corp.	84,862	4,999,220
Southwestern Energy Co.(1)	208,640	8,946,483

		$93,813,367

Personal Products — 1.7%

Estee Lauder Cos., Inc. (The), Class A	168,283	$17,701,689

		$17,701,689

See Notes to Financial Statements.

Eaton Vance
Risk-Managed Diversified Equity Income Fund

June 30, 2011

Portfolio of Investments (Unaudited) — continued

Security	Shares	Value

Pharmaceuticals — 2.7%

Johnson & Johnson	92,035	$6,122,168
Pfizer, Inc.	822,665	16,946,899
Teva Pharmaceutical Industries, Ltd. ADR	100,058	4,824,797

		$27,893,864

Real Estate Investment Trusts (REITs) — 1.2%

AvalonBay Communities, Inc.	54,354	$6,979,053
Boston Properties, Inc.	50,704	5,382,737

		$12,361,790

Software — 3.1%

Microsoft Corp.	406,121	$10,559,146
Oracle Corp.	637,426	20,977,690

		$31,536,836

Specialty Retail — 0.7%

Home Depot, Inc.	198,590	$7,192,930

		$7,192,930

Textiles, Apparel & Luxury Goods — 1.1%

NIKE, Inc., Class B	118,819	$10,691,334

		$10,691,334

Tobacco — 1.5%

Philip Morris International, Inc.	226,514	$15,124,340

		$15,124,340

Wireless Telecommunication Services — 0.4%

American Tower Corp., Class A(1)	85,084	$4,452,446

		$4,452,446

Total Common Stocks
(identified cost $785,924,722)		$971,794,470

Call Options Purchased — 0.8%

	Number of	Strike	Expiration
Security	Contracts	Price	Date	Value

CenturyLink, Inc.	1,975	$42.00	7/16/11	$9,875
Netflix, Inc.	440	95.00	1/21/12	7,378,800
Shaw Group, Inc. (The)	2,025	35.00	1/21/12	329,063

Total Call Options Purchased
(identified cost $7,293,178)				$7,717,738

Put Options Purchased — 1.3%

	Number of	Strike	Expiration
Description	Contracts	Price	Date	Value

S&P 500 Index	3,635	$1,260	9/17/11	$7,542,625
S&P 500 Index	2,425	1,275	9/17/11	5,892,750

Total Put Options Purchased
(identified cost $16,634,260)				$13,435,375

Short-Term Investments — 3.7%

	Interest
Description	(000’s omitted)	Value

Eaton Vance Cash Reserves Fund, LLC, 0.11%(2)	$37,094	$37,094,104

Total Short-Term Investments
(identified cost $37,094,104)		$37,094,104

Total Investments — 101.7%
(identified cost $846,946,264)		$1,030,041,687

Call Options Written — (0.9)%

	Number of	Strike	Expiration
Description	Contracts	Price	Date	Value

S&P 500 Index	2,295	$1,320	7/8/11	$(2,283,525)
S&P 500 Index	2,490	1,300	7/16/11	(6,386,850)

Total Call Options Written
(premiums received $4,876,829)				$(8,670,375)

Put Options Written — (0.0)%(3)

	Number of	Strike	Expiration
Security	Contracts	Price	Date	Value

CenturyLink, Inc.	2,525	$37.00	7/16/11	$(18,938)
Goldcorp, Inc.	1,200	40.00	7/16/11	(3,600)
NIKE, Inc., Class B	1,300	70.00	7/16/11	(4,550)
Shaw Group, Inc. (The)	3,120	25.00	1/21/12	(468,000)

Total Put Options Written
(premiums received $1,351,208)				$(495,088)

Other Assets, Less Liabilities — (0.8)%				$(8,082,284)

Net Assets — 100.0%				$1,012,793,940

The percentage shown for each investment category in the Portfolio of Investments is based on net assets.

ADR	- American Depositary Receipt

See Notes to Financial Statements.

Eaton Vance
Risk-Managed Diversified Equity Income Fund

June 30, 2011

Portfolio of Investments (Unaudited) — continued

(1)	Non-income producing security.

(2)	Affiliated investment company available to Eaton Vance portfolios and funds which invests in high quality, U.S. dollar denominated money market instruments. The rate shown is the annualized seven-day yield as of June 30, 2011.

(3)	Amount is less than 0.05%.

See Notes to Financial Statements.

Eaton Vance
Risk-Managed Diversified Equity Income Fund

June 30, 2011

Statement of Assets and Liabilities (Unaudited)

Assets	June 30, 2011

Unaffiliated investments, at value (identified cost, $809,852,160)	$992,947,583
Affiliated investment, at value (identified cost, $37,094,104)	37,094,104
Dividends receivable	1,047,822
Interest receivable from affiliated investment	3,984
Receivable for investments sold	2,000,206
Tax reclaims receivable	365,798

Total assets	$1,033,459,497

Liabilities

Written options outstanding, at value (premiums received, $6,228,037)	$9,165,463
Payable for investments purchased	10,451,585
Payable to affiliates:
Investment adviser fee	827,124
Trustees’ fees	8,755
Accrued expenses	212,630

Total liabilities	$20,665,557

Net Assets	$1,012,793,940

Sources of Net Assets

Common shares, $0.01 par value, unlimited number of shares authorized, 72,958,783 shares issued and outstanding	$729,588
Additional paid-in capital	1,225,319,988
Accumulated net realized loss	(349,225,586)
Accumulated distributions in excess of net investment income	(44,254,052)
Net unrealized appreciation	180,224,002

Net Assets	$1,012,793,940

Net Asset Value

($1,012,793,940 ÷ 72,958,783 common shares issued and outstanding)	$13.88

See Notes to Financial Statements.

Eaton Vance
Risk-Managed Diversified Equity Income Fund

June 30, 2011

Statement of Operations (Unaudited)

Six Months Ended
Investment Income	June 30, 2011

Dividends (net of foreign taxes, $26,140)	$7,910,268
Interest income allocated from affiliated investment	19,578
Expenses allocated from affiliated investment	(1,800)

Total investment income	$7,928,046

Expenses

Investment adviser fee	$5,121,436
Trustees’ fees and expenses	16,606
Custodian fee	193,224
Transfer and dividend disbursing agent fees	9,516
Legal and accounting services	41,318
Printing and postage	135,269
Miscellaneous	53,604

Total expenses	$5,570,973

Deduct —
Reduction of custodian fee	$8

Total expense reductions	$8

Net expenses	$5,570,965

Net investment income	$2,357,081

Realized and Unrealized Gain (Loss)

Net realized gain (loss) —
Investment transactions	$(7,542,582)
Investment transactions allocated from affiliated investment	231
Written options	8,666,287
Foreign currency transactions	2,835

Net realized gain	$1,126,771

Change in unrealized appreciation (depreciation) —
Investments	$3,507,760
Written options	(3,592,701)
Foreign currency	33,522

Net change in unrealized appreciation (depreciation)	$(51,419)

Net realized and unrealized gain	$1,075,352

Net increase in net assets from operations	$3,432,433

See Notes to Financial Statements.

Eaton Vance
Risk-Managed Diversified Equity Income Fund

June 30, 2011

Statements of Changes in Net Assets

	Six Months Ended
	June 30, 2011	Year Ended
Increase (Decrease) in Net Assets	(Unaudited)	December 31, 2010

From operations —
Net investment income	$2,357,081	$8,200,297
Net realized gain (loss) from investment transactions, written options and foreign currency transactions	1,126,771	(97,575,082)
Net change in unrealized appreciation (depreciation) from investments, written options and foreign currency	(51,419)	79,475,225

Net increase (decrease) in net assets from operations	$3,432,433	$(9,899,560)

Distributions to shareholders —
From net investment income	$(46,620,662)*	$(8,173,639)
Tax return of capital	—	(122,364,745)

Total distributions	$(46,620,662)	$(130,538,384)

Capital share transactions —
Reinvestment of distributions	$—	$13,266,407

Net increase in net assets from capital share transactions	$—	$13,266,407

Net decrease in net assets	$(43,188,229)	$(127,171,537)

Net Assets

At beginning of period	$1,055,982,169	$1,183,153,706

At end of period	$1,012,793,940	$1,055,982,169

Accumulated undistributed (distributions in excess of) net investment income included in net assets

At end of period	$(44,254,052)	$9,529

*	A portion of the distributions may be deemed a tax return of capital at year-end. See Note 2.

See Notes to Financial Statements.

Eaton Vance
Risk-Managed Diversified Equity Income Fund

June 30, 2011

Financial Highlights

	Six Months Ended		Year Ended December 31,
	June 30, 2011						Period Ended
	(Unaudited)		2010	2009	2008		December 31, 2007(1)

Net asset value — Beginning of period	$14.470		$16.410	$17.340	$20.000		$19.100	(2)

Income (Loss) From Operations

Net investment income(3)	$0.032		$0.113	$0.161	$0.159		$0.106
Net realized and unrealized gain (loss)	0.017		(0.253)	0.709	(1.020	)(4)	1.265

Total income (loss) from operations	$0.049		$(0.140)	$0.870	$(0.861)		$1.371

Less Distributions

From net investment income	$(0.639	)*	$(0.113)	$(0.161)	$(0.164)		$(0.096)
From net realized gain	—		—	(0.010)	(1.636)		(0.354)
Tax return of capital	—		(1.687)	(1.629)	—		—

Total distributions	$(0.639)		$(1.800)	$(1.800)	$(1.800)		$(0.450)

Offering costs charged to paid-in capital(3)	$—		$—	$—	$0.001		$(0.021)

Net asset value — End of period	$13.880		$14.470	$16.410	$17.340		$20.000

Market value — End of period	$12.620		$13.280	$16.660	$17.980		$18.700

Total Investment Return on Net Asset Value(5)	0.85	%(6)	(0.48)%	5.68%	(1.17	)%(7)	7.38	%(6)(8)

Total Investment Return on Market Value(5)	(0.16	)%(6)	(10.03)%	3.47%	9.60	%(7)	0.40	%(6)(8)

Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$1,012,794		$1,055,982	$1,183,154	$1,227,477		$1,404,099
Ratios (as a percentage of average daily net assets):
Expenses(9)	1.09	%(10)	1.07%	1.08%	1.06%		1.08	%(10)
Net investment income	0.46	%(10)	0.76%	0.99%	0.85%		1.29	%(10)
Portfolio Turnover	38	%(6)	39%	59%	100%		30	%(6)

(1)	For the period from the start of business, July 31, 2007, to December 31, 2007.
(2)	Net asset value at beginning of period reflects the deduction of the sales load of $0.90 per share paid by the shareholder from the $20.00 offering price.
(3)	Computed using average shares outstanding.
(4)	Includes per share federal corporate income tax on long-term capital gains retained by the Fund of $(0.612).
(5)	Returns are historical and are calculated by determining the percentage change in net asset value or market value with all distributions reinvested. During the year ended December 31, 2008, the Fund elected to retain a portion of its realized long-term gains and pay the required federal corporate income tax on such amount. The total returns for the year ended December 31, 2008, presented in the table, include the economic benefit to common shareholders of the tax credit or refund available to them, which equaled their pro rata share of the tax paid by the Fund. If this benefit were not included in the returns, the Total Investment Return on Net Asset Value would have been (4.54)% and the Total Investment Return on Market Value would have been 5.87%.
(6)	Not annualized.
(7)	During the year ended December 31, 2008, the Fund realized a gain on the disposal of an investment security which did not meet investment guidelines. The gain was less than $0.001 per share and had no effect on total return for the year ended December 31, 2008.
(8)	Total investment return on net asset value is calculated assuming a purchase at the offering price of $20.00 less the sales load of $0.90 per share paid by the shareholder on the first day and a sale at the net asset value on the last day of the period reported with all distributions reinvested. Total investment return on market value is calculated assuming a purchase at the offering price of $20.00 less the sales load of $0.90 per share paid by the shareholder on the first day and a sale at the current market price on the last day of the period reported with all distributions reinvested.
(9)	Excludes the effect of custody fee credits, if any, of less than 0.005%.
(10)	Annualized.
*	A portion of the distributions may be deemed a tax return of capital at year-end. See Note 2.

See Notes to Financial Statements.

Eaton Vance
Risk-Managed Diversified Equity Income Fund

June 30, 2011

Notes to Financial Statements (Unaudited)

1 Significant Accounting Policies

Eaton Vance Risk-Managed Diversified Equity Income Fund (the Fund) is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended (the 1940 Act), as a diversified, closed-end management investment company. The Fund’s primary investment objective is to provide current income and gains, with a secondary objective of capital appreciation.

The following is a summary of significant accounting policies of the Fund. The policies are in conformity with accounting principles generally accepted in the United States of America.

A Investment Valuation — Equity securities (including common shares of closed-end investment companies) listed on a U.S. securities exchange generally are valued at the last sale or closing price on the day of valuation or, if no sales took place on such date, at the mean between the closing bid and asked prices therefore on the exchange where such securities are principally traded. Equity securities listed on the NASDAQ Global or Global Select Market generally are valued at the NASDAQ official closing price. Unlisted or listed securities for which closing sales prices or closing quotations are not available are valued at the mean between the latest available bid and asked prices or, in the case of preferred equity securities that are not listed or traded in the over-the-counter market, by a third party pricing service that will use various techniques that consider factors including, but not limited to, prices or yields of securities with similar characteristics, benchmark yields, broker/dealer quotes, quotes of underlying common stock, issuer spreads, as well as industry and economic events. Exchange-traded options are valued at the mean between the bid and asked prices at valuation time as reported by the Options Price Reporting Authority for U.S. listed options or by the relevant exchange or board of trade for non-U.S. listed options. Over-the-counter options are valued by a third party pricing service using techniques that consider factors including the value of the underlying instrument, the volatility of the underlying instrument and the period of time until option expiration. Short-term debt obligations purchased with a remaining maturity of sixty days or less are generally valued at amortized cost, which approximates market value. Foreign securities and currencies are valued in U.S. dollars, based on foreign currency exchange rate quotations supplied by a third party pricing service. The pricing service uses a proprietary model to determine the exchange rate. Inputs to the model include reported trades and implied bid/ask spreads. The daily valuation of exchange-traded foreign securities generally is determined as of the close of trading on the principal exchange on which such securities trade. Events occurring after the close of trading on foreign exchanges may result in adjustments to the valuation of foreign securities to more accurately reflect their fair value as of the close of regular trading on the New York Stock Exchange. When valuing foreign equity securities that meet certain criteria, the Fund’s Trustees have approved the use of a fair value service that values such securities to reflect market trading that occurs after the close of the applicable foreign markets of comparable securities or other instruments that have a strong correlation to the fair-valued securities.

Investments for which valuations or market quotations are not readily available or are deemed unreliable are valued at fair value using methods determined in good faith by or at the direction of the Trustees of the Fund in a manner that most fairly reflects the security’s value, or the amount that the Fund might reasonably expect to receive for the security upon its current sale in the ordinary course. Each such determination is based on a consideration of all relevant factors, which are likely to vary from one pricing context to another. These factors may include, but are not limited to, the type of security, the existence of any contractual restrictions on the security’s disposition, the price and extent of public trading in similar securities of the issuer or of comparable companies or entities, quotations or relevant information obtained from broker-dealers or other market participants, information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange-traded securities), an analysis of the company’s or entity’s financial condition, and an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold.

The Fund may invest in Eaton Vance Cash Reserves Fund, LLC (Cash Reserves Fund), an affiliated investment company managed by Eaton Vance Management (EVM). Cash Reserves Fund generally values its investment securities utilizing the amortized cost valuation technique in accordance with Rule 2a-7 under the 1940 Act. This technique involves initially valuing a portfolio security at its cost and thereafter assuming a constant amortization to maturity of any discount or premium. If amortized cost is determined not to approximate fair value, Cash Reserves Fund may value its investment securities based on available market quotations provided by a third party pricing service.

B Investment Transactions — Investment transactions for financial statement purposes are accounted for on a trade date basis. Realized gains and losses on investments sold are determined on the basis of identified cost.

C Income — Dividend income is recorded on the ex-dividend date for dividends received in cash and/or securities. However, if the ex-dividend date has passed, certain dividends from foreign securities are recorded as the Fund is informed of the ex-dividend date. Withholding taxes on foreign dividends and capital gains have been provided for in accordance with the Fund’s understanding of the applicable countries’ tax rules and rates. Interest income is recorded on the basis of interest accrued, adjusted for amortization of premium or accretion of discount.

D Federal Taxes — The Fund’s policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute to shareholders each year substantially all of its net investment income, and all or substantially all of its net realized capital gains. Accordingly, no provision for federal income or excise tax is necessary.

At December 31, 2010, the Fund, for federal income tax purposes, had a capital loss carryforward of $352,323,869 which will reduce its taxable income arising from future net realized gains on investment transactions, if any, to the extent permitted by the Internal Revenue Code, and thus will reduce the amount of distributions to shareholders, which would otherwise be necessary to relieve the Fund of any liability for federal income or excise tax. Such capital loss carryforward will expire on December 31, 2017 ($253,207,118) and on December 31, 2018 ($99,116,751). In addition, such capital loss carryforward cannot be utilized prior to the utilization of new capital losses, if any, created after December 31, 2010.

Eaton Vance
Risk-Managed Diversified Equity Income Fund

June 30, 2011

Notes to Financial Statements (Unaudited) — continued

Additionally, at December 31, 2010, the Fund had a net capital loss of $18,310,184 attributable to security transactions incurred after October 31, 2010. This net capital loss is treated as arising on the first day of the Fund’s taxable year ending December 31, 2011.

As of June 30, 2011, the Fund had no uncertain tax positions that would require financial statement recognition, de-recognition, or disclosure. Each of the Fund’s federal tax returns filed in the 3-year period ended December 31, 2010 remains subject to examination by the Internal Revenue Service.

E Expense Reduction — State Street Bank and Trust Company (SSBT) serves as custodian of the Fund. Pursuant to the custodian agreement, SSBT receives a fee reduced by credits, which are determined based on the average daily cash balance the Fund maintains with SSBT. All credit balances, if any, used to reduce the Fund’s custodian fees are reported as a reduction of expenses in the Statement of Operations.

F Foreign Currency Translation — Investment valuations, other assets, and liabilities initially expressed in foreign currencies are translated each business day into U.S. dollars based upon current exchange rates. Purchases and sales of foreign investment securities and income and expenses denominated in foreign currencies are translated into U.S. dollars based upon currency exchange rates in effect on the respective dates of such transactions. Recognized gains or losses on investment transactions attributable to changes in foreign currency exchange rates are recorded for financial statement purposes as net realized gains and losses on investments. That portion of unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

G Use of Estimates — The preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.

H Indemnifications — Under the Fund’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Fund. Under Massachusetts law, if certain conditions prevail, shareholders of a Massachusetts business trust (such as the Fund) could be deemed to have personal liability for the obligations of the Fund. However, the Fund’s Declaration of Trust contains an express disclaimer of liability on the part of Fund shareholders and the By-laws provide that the Fund shall assume the defense on behalf of any Fund shareholders. Moreover, the By-laws also provide for indemnification out of Fund property of any shareholder held personally liable solely by reason of being or having been a shareholder for all loss or expense arising from such liability. Additionally, in the normal course of business, the Fund enters into agreements with service providers that may contain indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred.

I Written Options — Upon the writing of a call or a put option, the premium received by the Fund is included in the Statement of Assets and Liabilities as a liability. The amount of the liability is subsequently marked-to-market to reflect the current market value of the option written, in accordance with the Fund’s policies on investment valuations discussed above. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or are closed are added to or offset against the proceeds or amount paid on the transaction to determine the realized gain or loss. When an index option is exercised, the Fund is required to deliver an amount of cash determined by the excess of the strike price of the option over the value of the index (in the case of a put) or the excess of the value of the index over the strike price of the option (in the case of a call) at contract termination. If a put option on a security is exercised, the premium reduces the cost basis of the securities purchased by the Fund. The Fund, as a writer of an option, may have no control over whether the underlying securities or other assets may be sold (call) or purchased (put) and, as a result, bears the market risk of an unfavorable change in the price of the securities or other assets underlying the written option. The Fund may also bear the risk of not being able to enter into a closing transaction if a liquid secondary market does not exist.

J Purchased Options — Upon the purchase of a call or put option, the premium paid by the Fund is included in the Statement of Assets and Liabilities as an investment. The amount of the investment is subsequently marked-to-market to reflect the current market value of the option purchased, in accordance with the Fund’s policies on investment valuations discussed above. As the purchaser of an index option, the Fund has the right to receive a cash payment equal to any depreciation in the value of the index below the strike price of the option (in the case of a put) or equal to any appreciation in the value of the index over the strike price of the option (in the case of a call) as of the valuation date of the option. If an option which the Fund had purchased expires on the stipulated expiration date, the Fund will realize a loss in the amount of the cost of the option. If the Fund enters into a closing sale transaction, the Fund will realize a gain or loss, depending on whether the sales proceeds from the closing sale transaction are greater or less than the cost of the option. If the Fund exercises a put option on a security, it will realize a gain or loss from the sale of the underlying security, and the proceeds from such sale will be decreased by the premium originally paid. If the Fund exercises a call option on a security, the cost of the security which the Fund purchases upon exercise will be increased by the premium originally paid. The risk associated with purchasing options is limited to the premium originally paid.

K Interim Financial Statements — The interim financial statements relating to June 30, 2011 and for the six months then ended have not been audited by an independent registered public accounting firm, but in the opinion of the Fund’s management, reflect all adjustments, consisting only of normal recurring adjustments, necessary for the fair presentation of the financial statements.

2 Distributions to Shareholders

Subject to its Managed Distribution Plan, the Fund intends to make quarterly distributions from its cash available for distribution, which consists of the Fund’s dividends and interest income after payment of Fund expenses, net option premiums and net realized and unrealized gains on stock investments. The Fund intends to distribute all or substantially all of its net realized capital gains (reduced by available capital loss carryforwards from prior years, if

Eaton Vance
Risk-Managed Diversified Equity Income Fund

June 30, 2011

Notes to Financial Statements (Unaudited) — continued

any). Distributions are recorded on the ex-dividend date. The Fund distinguishes between distributions on a tax basis and a financial reporting basis. Accounting principles generally accepted in the United States of America require that only distributions in excess of tax basis earnings and profits be reported in the financial statements as a return of capital. Permanent differences between book and tax accounting relating to distributions are reclassified to paid-in capital. For tax purposes, distributions from short-term capital gains are considered to be from ordinary income. Distributions in any year may include a substantial return of capital component. For the six months ended June 30, 2011, the amount of distributions estimated to be a tax return of capital was approximately $44,315,000. The final determination of tax characteristics of the Fund’s distributions will occur at the end of the year, at which time it will be reported to the shareholders.

3 Investment Adviser Fee and Other Transactions with Affiliates

The investment adviser fee is earned by EVM as compensation for management and investment advisory services rendered to the Fund. The fee is computed at an annual rate of 1.00% of the Fund’s average daily gross assets and is payable monthly. Gross assets as referred to herein represent net assets plus obligations attributable to investment leverage, if any. The Fund invests its cash in Cash Reserves Fund. EVM does not currently receive a fee for advisory services provided to Cash Reserves Fund. For the six months ended June 30, 2011, the Fund’s investment adviser fee amounted to $5,121,436. EVM also serves as administrator of the Fund, but receives no compensation.

Except for Trustees of the Fund who are not members of EVM’s organization, officers and Trustees receive remuneration for their services to the Fund out of the investment adviser fee. Trustees of the Fund who are not affiliated with EVM may elect to defer receipt of all or a percentage of their annual fees in accordance with the terms of the Trustees Deferred Compensation Plan. For the six months ended June 30, 2011, no significant amounts have been deferred. Certain officers and Trustees of the Fund are officers of EVM.

4 Purchases and Sales of Investments

Purchases and sales of investments, other than short-term obligations, aggregated $386,840,221 and $477,381,820, respectively, for the six months ended June 30, 2011.

5 Common Shares of Beneficial Interest

The Fund may issue common shares pursuant to its dividend reinvestment plan. There were no transactions in common shares for the six months ended June 30, 2011. Common shares issued pursuant to the Fund’s dividend reinvestment plan for the year ended December 31, 2010 were 876,613.

6 Federal Income Tax Basis of Investments

The cost and unrealized appreciation (depreciation) of investments of the Fund at June 30, 2011, as determined on a federal income tax basis, were as follows:

Aggregate cost	$826,655,038

Gross unrealized appreciation	$214,528,943
Gross unrealized depreciation	(11,142,294)

Net unrealized appreciation	$203,386,649

7 Financial Instruments

The Fund may trade in financial instruments with off-balance sheet risk in the normal course of its investing activities. These financial instruments may include purchased and written options and may involve, to a varying degree, elements of risk in excess of the amounts recognized for financial statement purposes. The notional or contractual amounts of these instruments represent the investment the Fund has in particular classes of financial instruments and do not necessarily represent the amounts potentially subject to risk. The measurement of the risks associated with these instruments is meaningful only when all related and offsetting transactions are considered. A summary of written options at June 30, 2011 is included in the Portfolio of Investments.

Eaton Vance
Risk-Managed Diversified Equity Income Fund

June 30, 2011

Notes to Financial Statements (Unaudited) — continued

Written call and put options activity for the six months ended June 30, 2011 was as follows:

	Number of	Premiums
	Contracts	Received

Outstanding, beginning of period	23,015	$9,489,435
Options written	105,785	64,282,417
Options terminated in closing purchase transactions	(63,420)	(51,127,949)
Options expired	(52,450)	(16,415,866)

Outstanding, end of period	12,930	$6,228,037

All of the assets of the Fund are subject to segregation to satisfy the requirements of the escrow agent. At June 30, 2011, the Fund had sufficient cash and/or securities to cover commitments under these contracts.

The Fund is subject to equity price risk in the normal course of pursuing its investment objectives. The Fund purchases call options on individual stocks at or above the current value of the stock to enhance return. In buying call options on individual stocks, the Fund in effect, acquires potential appreciation in the value of the applicable stock above the exercise price in exchange for the option premium paid. The Fund purchases index put options below the current value of the index to reduce the Fund’s exposure to market risk and volatility. In buying index put options, the Fund in effect, acquires protection against decline in the value of the applicable index below the exercise price in exchange for the option premium paid. The Fund writes index call options above the current value of the index to generate premium income. In writing index call options, the Fund in effect, sells potential appreciation in the value of the applicable index above the exercise price in exchange for the option premium received. The Fund retains the risk of loss, minus the premium received, should the price of the underlying index decline. The Fund writes put options on individual stocks below the current value of the individual stock to generate premium income. In writing put options on individual stocks, the Fund in effect, sells protection against decline in the value of the applicable individual stock below the exercise price in exchange for the option premium received. The Fund retains the risk of loss, minus the premium received, should the price of the underlying stock decline below the exercise price. The Fund is not subject to counterparty credit risk with respect to its written options as the Fund, not the counterparty, is obligated to perform under such derivatives.

The Fund enters into over-the-counter written options that may contain provisions whereby the counterparty may terminate the contract under certain conditions, including but not limited to a decline in the Fund’s net assets below a certain level over a certain period of time, which would trigger a payment by the Fund for those derivatives in a liability position. At June 30, 2011, the fair value of derivatives with credit-related contingent features in a net liability position was $495,088.

The fair value of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) and whose primary underlying risk exposure is equity price risk at June 30, 2011 was as follows:

	Fair Value
	Asset Derivative		Liability Derivative

Purchased options	$21,153,113	(1)	$—
Written options	—		9,165,463	(2)

(1)	Statement of Assets and Liabilities location: Unaffiliated investments, at value.
(2)	Statement of Assets and Liabilities location: Written options outstanding, at value.

The effect of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) on the Statement of Operations and whose primary underlying risk exposure is equity price risk for the six months ended June 30, 2011 was as follows:

	Realized Gain (Loss)	Change in Unrealized
	on Derivatives Recognized	Appreciation (Depreciation) on
	in Income(1)	Derivatives Recognized in Income(2)

Purchased options	$(62,246,503)	$23,461,545
Written options	8,666,287	(3,592,701)

(1)	Statement of Operations location: Net realized gain (loss) – Investment transactions and Written options, respectively.
(2)	Statement of Operations location: Change in unrealized appreciation (depreciation) – Investments and Written options, respectively.

Eaton Vance
Risk-Managed Diversified Equity Income Fund

June 30, 2011

Notes to Financial Statements (Unaudited) — continued

The average number of purchased options contracts outstanding during the six months ended June 30, 2011, which is indicative of the volume of this derivative type, was 15,000 contracts.

8 Fair Value Measurements

Under generally accepted accounting principles for fair value measurements, a three-tier hierarchy to prioritize the assumptions, referred to as inputs, is used in valuation techniques to measure fair value. The three-tier hierarchy of inputs is summarized in the three broad levels listed below.

•	Level 1 – quoted prices in active markets for identical investments

•	Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 – significant unobservable inputs (including a fund’s own assumptions in determining the fair value of investments)

In cases where the inputs used to measure fair value fall in different levels of the fair value hierarchy, the level disclosed is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

At June 30, 2011, the hierarchy of inputs used in valuing the Fund’s investments, which are carried at value, were as follows:

Asset Description	Level 1	Level 2	Level 3	Total

Common Stocks
Consumer Discretionary	$109,138,471	$—	$—	$109,138,471
Consumer Staples	103,957,552	—	—	103,957,552
Energy	115,681,290	—	—	115,681,290
Financials	128,266,837	—	—	128,266,837
Health Care	148,305,834	—	—	148,305,834
Industrials	94,210,220	—	—	94,210,220
Information Technology	179,801,871	—	—	179,801,871
Materials	40,240,391	—	—	40,240,391
Telecommunication Services	32,645,943	—	—	32,645,943
Utilities	19,546,061	—	—	19,546,061

Total Common Stocks	$971,794,470	$—	$—	$971,794,470

Call Options Purchased	$7,717,738	$—	$—	$7,717,738
Put Options Purchased	13,435,375	—	—	13,435,375
Short-Term Investments	—	37,094,104	—	37,094,104

Total Investments	$992,947,583	$37,094,104	$—	$1,030,041,687

Liability Description

Call Options Written	$(8,670,375)	$—	$—	$(8,670,375)
Put Options Written	—	(495,088)	—	(495,088)

Total	$(8,670,375)	$(495,088)	$—	$(9,165,463)

The Fund held no investments or other financial instruments as of December 31, 2010 whose fair value was determined using Level 3 inputs. At June 30, 2011, the value of investments transferred between Level 1 and Level 2, if any, during the six months then ended was not significant.

Eaton Vance
Risk-Managed Diversified Equity Income Fund

June 30, 2011

Annual Meeting of Shareholders (Unaudited)

The Fund held its Annual Meeting of Shareholders on April 25, 2011. The following action was taken by the shareholders:

Item 1: The election of Benjamin C. Esty, Thomas E. Faust Jr. and Allen R. Freedman as Class I Trustees of the Fund for a three-year term expiring in 2014.

Nominee for Trustee	Number of Shares
Elected by All Shareholders	For	Withheld

Benjamin C. Esty	65,613,385	2,249,678
Thomas E. Faust Jr.	65,499,289	2,363,774
Allen R. Freedman	65,504,076	2,358,987

Eaton Vance
Risk-Managed Diversified Equity Income Fund

June 30, 2011

Board of Trustees’ Contract Approval

Overview of the Contract Review Process

The Investment Company Act of 1940, as amended (the “1940 Act”), provides, in substance, that each investment advisory agreement between a fund and its investment adviser will continue in effect from year to year only if its continuance is approved at least annually by the fund’s board of trustees, including by a vote of a majority of the trustees who are not “interested persons” of the fund (“Independent Trustees”), cast in person at a meeting called for the purpose of considering such approval.

At a meeting of the Boards of Trustees (each a “Board”) of the Eaton Vance group of mutual funds (the “Eaton Vance Funds”) held on April 25, 2011, the Board, including a majority of the Independent Trustees, voted to approve continuation of existing advisory and sub-advisory agreements for the Eaton Vance Funds for an additional one-year period. In voting its approval, the Board relied upon the affirmative recommendation of the Contract Review Committee of the Board, which is a committee comprised exclusively of Independent Trustees. Prior to making its recommendation, the Contract Review Committee reviewed information furnished for a series of meetings of the Contract Review Committee held between February and April 2011. Such information included, among other things, the following:

Information about Fees, Performance and Expenses

•	An independent report comparing the advisory and related fees paid by each fund with fees paid by comparable funds;
•	An independent report comparing each fund’s total expense ratio and its components to comparable funds;
•	An independent report comparing the investment performance of each fund (including yield data and Sharpe and information ratios where relevant) to the investment performance of comparable funds over various time periods;
•	Data regarding investment performance in comparison to relevant peer groups of similarly managed funds and appropriate indices;
•	For each fund, comparative information concerning the fees charged and the services provided by each adviser in managing other mutual funds and institutional accounts using investment strategies and techniques similar to those used in managing such fund;
•	Profitability analyses for each adviser with respect to each fund;

Information about Portfolio Management

•	Descriptions of the investment management services provided to each fund, including the investment strategies and processes employed, and any changes in portfolio management processes and personnel;
•	Information about the allocation of brokerage and the benefits received by each adviser as a result of brokerage allocation, including information concerning the acquisition of research through client commission arrangements and/or the fund’s policies with respect to “soft dollar” arrangements;
•	Data relating to portfolio turnover rates of each fund;
•	The procedures and processes used to determine the fair value of fund assets and actions taken to monitor and test the effectiveness of such procedures and processes;

Information about each Adviser

•	Reports detailing the financial results and condition of each adviser;
•	Descriptions of the qualifications, education and experience of the individual investment professionals whose responsibilities include portfolio management and investment research for the funds, and information relating to their compensation and responsibilities with respect to managing other mutual funds and investment accounts;
•	Copies of the Codes of Ethics of each adviser and its affiliates, together with information relating to compliance with and the administration of such codes;
•	Copies of or descriptions of each adviser’s policies and procedures relating to proxy voting, the handling of corporate actions and class actions;
•	Information concerning the resources devoted to compliance efforts undertaken by each adviser and its affiliates on behalf of the funds (including descriptions of various compliance programs) and their record of compliance with investment policies and restrictions, including policies with respect to market-timing, late trading and selective portfolio disclosure, and with policies on personal securities transactions;
•	Descriptions of the business continuity and disaster recovery plans of each adviser and its affiliates;
•	A description of Eaton Vance Management’s procedures for overseeing third party advisers and sub-advisers;

Other Relevant Information

•	Information concerning the nature, cost and character of the administrative and other non-investment management services provided by Eaton Vance Management and its affiliates;
•	Information concerning management of the relationship with the custodian, subcustodians and fund accountants by each adviser or the funds’ administrator; and
•	The terms of each advisory agreement.

In addition to the information identified above, the Contract Review Committee considered information provided from time to time by each adviser throughout the year at meetings of the Board and its committees. Over the course of the twelve-month period ended April 30, 2011, with respect to one

Eaton Vance
Risk-Managed Diversified Equity Income Fund

June 30, 2011

Board of Trustees’ Contract Approval — continued

or more funds, the Board met nine times and the Contract Review Committee, the Audit Committee, the Governance Committee, the Portfolio Management Committee and the Compliance Reports and Regulatory Matters Committee, each of which is a Committee comprised solely of Independent Trustees, met nine, fifteen, seven, eight and twelve times, respectively. At such meetings, the Trustees received, among other things, presentations by the portfolio managers and other investment professionals of each adviser relating to the investment performance of each fund and the investment strategies used in pursuing the fund’s investment objective including, where relevant, the use of derivative instruments, as well as trading policies and procedures and risk management techniques.

For funds that invest through one or more underlying portfolios, the Board considered similar information about the portfolio(s) when considering the approval of advisory agreements. In addition, in cases where the fund’s investment adviser has engaged a sub-adviser, the Board considered similar information about the sub-adviser when considering the approval of any sub-advisory agreement.

The Contract Review Committee was assisted throughout the contract review process by Goodwin Procter LLP, legal counsel for the Independent Trustees. The members of the Contract Review Committee relied upon the advice of such counsel and their own business judgment in determining the material factors to be considered in evaluating each advisory and sub-advisory agreement and the weight to be given to each such factor. The conclusions reached with respect to each advisory and sub-advisory agreement were based on a comprehensive evaluation of all the information provided and not any single factor. Moreover, each member of the Contract Review Committee may have placed varying emphasis on particular factors in reaching conclusions with respect to each advisory and sub-advisory agreement.

Results of the Process

Based on its consideration of the foregoing, and such other information as it deemed relevant, including the factors and conclusions described below, the Contract Review Committee concluded that the continuance of the investment advisory agreement of Eaton Vance Risk-Managed Diversified Equity Income Fund (the “Fund”) with Eaton Vance Management (the “Adviser”), including its fee structure, is in the interests of shareholders and, therefore, the Contract Review Committee recommended to the Board approval of the agreement. The Board accepted the recommendation of the Contract Review Committee as well as the factors considered and conclusions reached by the Contract Review Committee with respect to the agreement. Accordingly, the Board, including a majority of the Independent Trustees, voted to approve continuation of the investment advisory agreement for the Fund.

Nature, Extent and Quality of Services

In considering whether to approve the investment advisory agreement of the Fund, the Board evaluated the nature, extent and quality of services provided to the Fund by the Adviser.

The Board considered the Adviser’s management capabilities and investment process with respect to the types of investments held by the Fund, including the education, experience and number of its investment professionals and other personnel who provide portfolio management, investment research, and similar services to the Fund. In particular, the Board evaluated the abilities and experience of such investment personnel in analyzing factors such as tax efficiency and special considerations relevant to investing in stocks and selling call options on various indexes. The Board also took into account the resources dedicated to portfolio management and other services, including the compensation methods of the Adviser to recruit and retain investment personnel, and the time and attention devoted to the Fund by senior management.

The Board also reviewed the compliance programs of the Adviser and relevant affiliates thereof. Among other matters, the Board considered compliance and reporting matters relating to personal trading by investment personnel, selective disclosure of portfolio holdings, late trading, frequent trading, portfolio valuation, business continuity and the allocation of investment opportunities. The Board also evaluated the responses of the Adviser and its affiliates to requests in recent years from regulatory authorities such as the Securities and Exchange Commission and the Financial Industry Regulatory Authority.

The Board considered shareholder and other administrative services provided or managed by Eaton Vance Management and its affiliates, including transfer agency and accounting services. The Board evaluated the benefits to shareholders of investing in a fund that is a part of a large family of funds.

After consideration of the foregoing factors, among others, the Board concluded that the nature, extent and quality of services provided by the Adviser, taken as a whole, are appropriate and consistent with the terms of the investment advisory agreement.

Fund Performance

The Board compared the Fund’s investment performance to a relevant universe of comparable funds identified by an independent data provider as well as a peer group of similarly managed funds and appropriate benchmark indices. The Board reviewed comparative performance data for the one- and three-year periods ended September 30, 2010 for the Fund. The Board concluded that the performance of the Fund was satisfactory.

Management Fees and Expenses

The Board reviewed contractual investment advisory fee rates payable by the Fund (referred to as “management fees”). As part of its review, the Board considered the management fees and the Fund’s total expense ratio for the year ended September 30, 2010, as compared to a group of similarly

Eaton Vance
Risk-Managed Diversified Equity Income Fund

June 30, 2011

Board of Trustees’ Contract Approval — continued

managed funds selected by an independent data provider. The Board also considered factors that had an impact on Fund expense ratios, as identified by management in response to inquiries from the Contract Review Committee, as well as actions being taken to reduce expenses at the Eaton Vance fund complex level, including the negotiation of reduced fees for transfer agency and custody services.

After reviewing the foregoing information, and in light of the nature, extent and quality of the services provided by the Adviser, the Board concluded that the management fees charged for advisory and related services are reasonable.

Profitability

The Board reviewed the level of profits realized by the Adviser and relevant affiliates in providing investment advisory and administrative services to the Fund and to all Eaton Vance Funds as a group. The Board considered the level of profits realized with and without regard to revenue sharing or other payments by the Adviser and its affiliates to third parties in respect of distribution services. The Board also considered other direct or indirect benefits received by the Adviser and its affiliates in connection with its relationship with the Fund, including the benefits of research services that may be available to the Adviser as a result of securities transactions effected for the Fund and other investment advisory clients.

The Board concluded that, in light of the foregoing factors and the nature, extent and quality of the services rendered, the profits realized by the Adviser and its affiliates are reasonable.

Economies of Scale

In reviewing management fees and profitability, the Board also considered the extent to which the Adviser and its affiliates, on the one hand, and the Fund, on the other hand, can expect to realize benefits from economies of scale as the assets of the Fund increase. The Board acknowledged the difficulty in accurately measuring the benefits resulting from the economies of scale with respect to the management of any specific fund or group of funds. The Board reviewed data summarizing the increases and decreases in the assets of the Fund and of all Eaton Vance Funds as a group over various time periods, and evaluated the extent to which the total expense ratio of the Fund and the profitability of the Adviser and its affiliates may have been affected by such increases or decreases. The Board also considered the fact that the Fund is not continuously offered and concluded that, in light of the level of the Adviser’s profits with respect to the Fund, the implementation of breakpoints in the advisory fee schedule is not appropriate at this time. Based upon the foregoing, the Board concluded that the Fund currently shares in the benefits from economies of scale.

Eaton Vance
Risk-Managed Diversified Equity Income Fund

June 30, 2011

Officers and Trustees

Officers of Eaton Vance Risk-Managed Diversified Equity Income Fund

Walter A. Row, III President Duncan W. Richardson Vice President Barbara E. Campbell Treasurer	Maureen A. Gemma Vice President, Secretary and Chief Legal Officer Paul M. O’Neil Chief Compliance Officer

Trustees of Eaton Vance Risk-Managed Diversified Equity Income Fund

Ralph F. Verni Chairman Benjamin C. Esty Thomas E. Faust Jr.* Allen R. Freedman	William H. Park Ronald A. Pearlman Helen Frame Peters Lynn A. Stout

*	Interested Trustee

Number of Employees

The Fund is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as a closed-end management investment company and has no employees.

Number of Shareholders

As of June 30, 2011, Fund records indicate that there are 51 registered shareholders and approximately 43,717 shareholders owning the Fund shares in street name, such as through brokers, banks, and financial intermediaries.

If you are a street name shareholder and wish to receive Fund reports directly, which contain important information about the Fund, please write or call:

Eaton Vance Distributors, Inc.
Two International Place
Boston, MA 02110
1-800-262-1122

New York Stock Exchange symbol

The New York Stock Exchange symbol is ETJ.

Eaton Vance
Risk-Managed Diversified Equity Income Fund

June 30, 2011

IMPORTANT NOTICES

Privacy. The Eaton Vance organization is committed to ensuring your financial privacy. Each of the financial institutions identified below has in effect the following policy (“Privacy Policy”) with respect to nonpublic personal information about its customers:

•	Only such information received from you, through application forms or otherwise, and information about your Eaton Vance fund transactions will be collected. This may include information such as name, address, social security number, tax status, account balances and transactions.

•	None of such information about you (or former customers) will be disclosed to anyone, except as permitted by law (which includes disclosure to employees necessary to service your account). In the normal course of servicing a customer’s account, Eaton Vance may share information with unaffiliated third parties that perform various required services such as transfer agents, custodians and broker/dealers.

•	Policies and procedures (including physical, electronic and procedural safeguards) are in place that are designed to protect the confidentiality of such information.

•	We reserve the right to change our Privacy Policy at any time upon proper notification to you. Customers may want to review our Privacy Policy periodically for changes by accessing the link on our homepage: www.eatonvance.com.

Our pledge of privacy applies to the following entities within the Eaton Vance organization: the Eaton Vance Family of Funds, Eaton Vance Management, Eaton Vance Investment Counsel, Eaton Vance Distributors, Inc., Eaton Vance Trust Company, Eaton Vance Management’s Real Estate Investment Group and Boston Management and Research. In addition, our Privacy Policy applies only to those Eaton Vance customers who are individuals and who have a direct relationship with us. If a customer’s account (i.e., fund shares) is held in the name of a third-party financial advisor/broker-dealer, it is likely that only such advisor’s privacy policies apply to the customer. This notice supersedes all previously issued privacy disclosures. For more information about Eaton Vance’s Privacy Policy, please call 1-800-262-1122.

Delivery of Shareholder Documents. The Securities and Exchange Commission (SEC) permits funds to deliver only one copy of shareholder documents, including prospectuses, proxy statements and shareholder reports, to fund investors with multiple accounts at the same residential or post office box address. This practice is often called “householding” and it helps eliminate duplicate mailings to shareholders. Eaton Vance, or your financial advisor, may household the mailing of your documents indefinitely unless you instruct Eaton Vance, or your financial advisor, otherwise. If you would prefer that your Eaton Vance documents not be householded, please contact Eaton Vance at 1-800-262-1122, or contact your financial advisor. Your instructions that householding not apply to delivery of your Eaton Vance documents will be effective within 30 days of receipt by Eaton Vance or your financial advisor.

Portfolio Holdings. Each Eaton Vance Fund and its underlying Portfolio(s) (if applicable) will file a schedule of portfolio holdings on Form N-Q with the SEC for the first and third quarters of each fiscal year. The Form N-Q will be available on the Eaton Vance website at www.eatonvance.com, by calling Eaton Vance at 1-800-262-1122 or in the EDGAR database on the SEC’s website at www.sec.gov. Form N-Q may also be reviewed and copied at the SEC’s public reference room in Washington, D.C. (call 1-800-732-0330 for information on the operation of the public reference room).

Proxy Voting. From time to time, funds are required to vote proxies related to the securities held by the funds. The Eaton Vance Funds or their underlying Portfolios (if applicable) vote proxies according to a set of policies and procedures approved by the Funds’ and Portfolios’ Boards. You may obtain a description of these policies and procedures and information on how the Funds or Portfolios voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge, upon request, by calling 1-800-262-1122 and by accessing the SEC’s website at www.sec.gov.

Additional Notice to Shareholders. The Fund may purchase shares of its common stock in the open market when they trade at a discount to net asset value or at other times if the Fund determines such purchases are advisable. There can be no assurance that the Fund will take such action or that such purchases would reduce the discount.

Closed-End Fund Information.   The Eaton Vance closed-end funds make certain quarterly fund performance data and information about portfolio characteristics (such as top holdings and asset allocation) available on the Eaton Vance website after the end of each calendar quarter-end. Certain month end fund performance data for the funds, including total returns, are posted to the website shortly after the end of each calendar month. Portfolio holdings for the most recent calendar quarter-end are also posted to the website approximately 30 days following the end of the quarter. This information is available at www.eatonvance.com on the fund information pages under “Individual Investors – Closed-End Funds”.

This Page Intentionally Left Blank

Investment Adviser and Administrator
Eaton Vance Management
Two International Place
Boston, MA 02110

Custodian
State Street Bank and Trust Company
200 Clarendon Street
Boston, MA 02116

Transfer Agent
American Stock Transfer & Trust Company
59 Maiden Lane
Plaza Level
New York, NY 10038

Fund Offices
Two International Place
Boston, MA 02110

3079-8/11	CE-EIJSRC

Item 2. Code of Ethics
The registrant has adopted a code of ethics applicable to its Principal Executive Officer, Principal Financial Officer and Principal Accounting Officer. The registrant undertakes to provide a copy of such code of ethics to any person upon request, without charge, by calling 1-800-262-1122.
Item 3. Audit Committee Financial Expert
The registrant’s Board has designated William H. Park, an independent trustee, as its audit committee financial expert. Mr. Park is a certified public accountant who is the Chief Financial Officer of Aveon Group, L.P. (an investment management firm). Previously, he served as the Vice Chairman of Commercial Industrial Finance Corp. (specialty finance company), as President and Chief Executive Officer of Prizm Capital Management, LLC (investment management firm), as Executive Vice President and Chief Financial Officer of United Asset Management Corporation (an institutional investment management firm) and as a Senior Manager at Price Waterhouse (now PricewaterhouseCoopers) (an independent registered public accounting firm).
Item 4. Principal Accountant Fees and Services
Not required in this filing.
Item 5. Audit Committee of Listed Registrants
Not required in this filing.
Item 6. Schedule of Investments
Please see schedule of investments contained in the Report to Stockholders included under Item 1 of this Form N-CSR.
Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies
The Board of Trustees of the Trust has adopted a proxy voting policy and procedure (the “Fund Policy”), pursuant to which the Trustees have delegated proxy voting responsibility to the Fund’s investment adviser and adopted the investment adviser’s proxy voting policies and procedures (the “Policies”) which are described below. The Trustees will review the Fund’s proxy voting records from time to time and will annually consider approving the Policies for the upcoming year. In the event that a conflict of interest arises between the Fund’s shareholders and the investment adviser, the administrator, or any of their affiliates or any affiliate of the Fund, the investment adviser will generally refrain from voting the proxies related to the companies giving rise to such conflict until it consults with the Board’s Special Committee except as contemplated under the Fund Policy. The Board’s Special Committee will instruct the investment adviser on the appropriate course of action.
The Policies are designed to promote accountability of a company’s management to its shareholders and to align the interests of management with those shareholders. An independent proxy voting service (“Agent”), currently Institutional Shareholder Services, Inc., has been retained to assist in the voting of proxies through the provision of vote analysis, implementation and recordkeeping and disclosure services. The investment adviser will generally vote proxies through the Agent. The Agent is required to vote all proxies and/or refer them back to the investment adviser pursuant to the Policies. It is generally the policy of the investment adviser to vote in accordance with the recommendation of the Agent. The Agent shall refer to the investment adviser proxies relating to mergers and restructurings, and the disposition of assets, termination, liquidation and mergers contained in mutual fund proxies. The investment adviser will normally vote against anti-takeover measures and other proposals designed to limit the ability of shareholders to act on possible transactions, except in the case of closed-end management investment companies. The investment adviser generally supports management on social and environmental proposals. The investment adviser may abstain from voting from time to time where it determines that the costs associated with voting a proxy outweighs the benefits derived from exercising the right to vote or the economic effect on shareholders interests or the value of the portfolio holding is indeterminable or insignificant.
In addition, the investment adviser will monitor situations that may result in a conflict of interest between the Fund’s shareholders and the investment adviser, the administrator, or any of their affiliates or any affiliate of the Fund by maintaining a list of significant existing and prospective corporate clients. The investment adviser’s personnel responsible for reviewing and voting proxies on behalf of the Fund will report any proxy received or expected to be received from a company included on that list to the personnel of the investment adviser identified in the Policies. If such personnel expects to instruct the Agent to vote such proxies in a manner inconsistent with the guidelines of the Policies or the recommendation of the Agent, the personnel will consult with members of senior management of the investment adviser to determine if a material conflict of interests exists. If it is determined that a material conflict does exist, the investment adviser will seek instruction on how to vote from the Special Committee.
Information on how the Fund voted proxies relating to portfolio securities during the most recent 12 month period ended June 30 is available (1) without charge, upon request, by calling 1-800-262-1122, and (2) on the Securities and Exchange Commission’s website at http://www.sec.gov.
Item 8. Portfolio Managers of Closed-End Management Investment Companies
Not required in this filing.
Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers
No such purchases this period.
Item 10. Submission of Matters to a Vote of Security Holders
No Material Changes.
Item 11. Controls and Procedures
(a) It is the conclusion of the registrant’s principal executive officer and principal financial officer that the effectiveness of the registrant’s current disclosure controls and procedures (such disclosure controls and procedures having been evaluated within 90 days of the date of this filing) provide reasonable assurance that the information required to be disclosed by the registrant has been recorded, processed, summarized and reported within the time period specified in the Commission’s rules and forms and that the information required to be disclosed by the registrant has been accumulated and communicated to the registrant’s principal executive officer and principal financial officer in order to allow timely decisions regarding required disclosure.
(b) There have been no changes in the registrant’s internal controls over financial reporting during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.
Item 12. Exhibits

(a)(1)	Registrant’s Code of Ethics — Not applicable (please see Item 2).

(a)(2)(i)	Treasurer’s Section 302 certification.

(a)(2)(ii)	President’s Section 302 certification.

(b)	Combined Section 906 certification.

(c)	Registrant’s notices to shareholders pursuant to Registrant’s exemptive order granting an exemption from Section 19(b) of the 1940 Act and Rule 19b-1 thereunder regarding distributions paid pursuant to the Registrant’s Managed Distribution Plan.

Signatures
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.
Eaton Vance Risk-Managed Diversified Equity Income Fund

By:	/s/ Walter A. Row, III Walter A. Row, III President

Date:	August 9, 2011

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Barbara E. Campbell

Barbara E. Campbell Treasurer

Date:	August 9, 2011

By:	/s/ Walter A. Row, III

Walter A. Row, III President

Date:	August 9, 2011